                                                                   EXHIBIT 10.21

                       NOTE PURCHASE AND LOAN AGREEMENT

     This Note Purchase and Loan Agreement (the "Agreement") is entered into as of this 16th day of December, 1996, by and among Plasma & Materials Technologies, Inc., a California corporation (the "Company"), and the persons listed on Schedule 1 attached hereto (collectively, the "Investors").

                                   RECITALS:

     The Investors have agreed to lend to the Company up to a maximum aggregate principal amount of $6,250,000 (the "Loan"), on the terms and conditions set forth herein and pursuant to subordinated promissory notes in the form attached hereto as Exhibit A (each individually a "Note" and collectively the "Notes").

                                  AGREEMENT:

     For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

1.   THE LOAN

     1.1. The Loan.  Each of the Investors, in reliance upon the
          --------
          representations, warranties, covenants and agreements of the Company contained herein and subject to the terms and conditions of this Agreement, hereby agree to provide a loan to the Company in the principal amount set forth opposite such Investor's name on Schedule 1 attached hereto (the "Commitment"), which may be drawn upon by the Company from time to time prior to January 1, 1998 (the "Commitment Termination Date"). On and after the Commitment Termination Date, no further amounts may be borrowed by the Company pursuant to this Agreement.

     1.2. The Notes.   The obligation of the Company to repay the Loan shall be
          ---------
          evidenced by the Notes. The Company shall make payments to the Investors in accordance with the terms of the Notes and this Agreement. Such payments shall be subordinated in the manner set forth therein.

     1.3. Issuance of Warrants.  In consideration of the Commitment and the
          --------------------
          Loan, the Company has agreed to issue to each of the Investors warrants to purchase that number of shares of the common stock of the Company (the "Common Stock") set forth opposite such Investors name on
          Schedule 1, on the terms and pursuant to the form of Common Stock purchase warrant attached hereto as Exhibit B (the "Warrants").

     1.4. Procedure for Requesting Advances.
          ---------------------------------

          (a) The Company shall give each of the Investors notice of any borrowing that it intends to make hereunder in the form of Exhibit C attached hereto (a "Notice of Borrowing") not less than 10 business days prior to such borrowing, specifying

               (i) the date for which funds are requested (the "Funding Date"),
               (ii) the amount to be borrowed from each Investor, which shall be such Investor's pro rata share of the amount requested, based upon the ratio of such Investor's Commitment to the maximum aggregate amount of the Loan ("Pro Rata Basis") and (iii) the aggregate amount of such borrowing, which shall not exceed the aggregate unfunded amount of the Loan.

          (b) On the Funding Date specified in the Notice of Borrowing, subject to the conditions set forth in Section 5, each of the Investors shall make available to the Company the portion of its Commitment on a Pro Rata Basis of such borrowing by wire transfer to the account designated by the Company.

     1.5. Interest Rate.  If, during the time there are any amounts outstanding
          -------------
          under any of the Notes, the interest rate payable under such Notes shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted by applicable law, then, for such time as the interest rate would be deemed excessive, its application shall be suspended and there shall be charged instead the maximum rate of interest permissible under such laws. If the rate of interest payable on the Notes is ever reduced as a result of the preceding sentence and at any time thereafter the maximum rate permitted by applicable law shall exceed the applicable rate of interest provided for in the Notes, then the rate of interest shall be increased to such maximum rate for such period as is required so that the total amount of interest received by the Investors is the amount that would have been received but for the operation of the preceding sentence.

     1.6. Subordination.  Repayment of the Loan shall be subordinated to certain
          -------------
          other debts of the Company to the extent provided, and on the terms and conditions set forth, in the Notes.

     1.7. Payments.  All payments of principal and interest due under the Notes
          --------
          shall be paid by the Company in immediately available funds to the Investors on a Pro Rata Basis by wire transfer to such accounts as the Investors shall designate, or by such other means as each Investor may hereafter request.

2.  CLOSING

     2.1. Closing Date.  The execution of this Agreement and the closing of the
          ------------
          transactions contemplated hereby shall take place simultaneously at the offices of Oppenheimer Wolff & Donnelly, 45 South Seventh Street, Suite 3400, Minneapolis, Minnesota 55402, at 11 a.m., Minneapolis time, on or about December 16, 1996, or as soon as practical thereafter (the "Closing") or at such other place or different time or day as may be mutually acceptable to the Investors and the Company, provided that all other conditions to the Closing as provided in this Agreement have been met to the reasonable satisfaction of, or waived by, the Investors or the Company, as the case may be. The date and time on which the Closing occurs is referred to as the "Closing Date."

     2.2. Deliveries.  At the Closing, the Company will deliver the Notes, the
          ----------
          Warrants, and any other documents required by this Agreement.

3.   REPRESENTATIONS AND WARRANTIES BY THE COMPANY

     To induce the Investors to enter into this Agreement and to make the Commitment and the Loan, the Company hereby represents and warrants to the Investors the following, except as disclosed in the Schedules attached hereto, which exceptions shall be set forth in reasonable detail:

     3.1. Organization, Standing, Etc.  The Company is a corporation duly
          ---------------------------
          organized, validly existing and in good standing under the laws of the State of California and has the requisite corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted. The Company has the requisite corporate power and authority to issue the Notes and the Warrants and the shares of Common Stock issuable on exercise of the Warrants (the "Warrant Shares") and to perform its obligations under this Agreement.

     3.2. Governing Instruments.  The copies of the articles of incorporation
          ---------------------
          and bylaws of the Company, and all amendments thereto (collectively, the "Charter Documents"), delivered to legal counsel for the Investors prior to the execution of this Agreement, are true and complete copies of the duly and legally adopted Charter Documents in effect as of the date of this Agreement and the Closing Date.

     3.3. Subsidiaries, Etc.  Except for (i) the Company's wholly-owned
          -----------------
          subsidiary, Plasma & Materials Technologies (Korea) Co. Ltd. ("PMT Korea"), (ii) Electrotech Limited and Electrotech Equipment Limited (collectively, "Electrotech") and the direct and indirect subsidiaries thereof and (iii) Energy Transfer Systems, Inc., a Delaware corporation ("ETS"), the Company does not have any direct or indirect ownership interest in any corporation, partnership, joint venture, association or other business enterprise. For purposes of this Section, references to the Company shall include PMT Korea, Electrotech and ETS.

     3.4. Qualification.  The Company is duly qualified, licensed or
          -------------
          domesticated as a foreign corporation in good standing in each jurisdiction listed on Schedule 3.4. The Company has not failed to
                                 ------------
          qualify, be licensed or domesticated in any jurisdiction in which the failure to so qualify, be licensed or domesticated would have a material adverse effect upon its business, properties or financial condition ("Material Adverse Effect").

     3.5. Financial Statements.  The (i) audited financial statements of the
          --------------------
          Company for the fiscal year ended December 31, 1995, and (ii) unaudited interim financial statements for the quarterly period ended September 30, 1996, together with the notes thereto, complete and correct copies of which are attached hereto as Schedule 3.5
                                                         ------------
          (collectively, the "Financial Statements"), present fairly the financial position of the Company, as of such dates and the results of operations for the periods covered thereby (subject, in the case of such unaudited interim financial statements, to year-end audit adjustments) and have been prepared in accordance with generally accepted accounting principles consistently applied. Except as set forth in the Financial Statements, the Company does not have any liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such quarterly Financial Statements; (ii) obligations under real and personal property leases disclosed pursuant to Section
          3.17 and (iii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.
          Except as disclosed in the Financial Statements, and, except as set forth in Schedule 3.5, since the date of the quarterly Financial
                   ------------
          Statements, (i) there has been no material adverse change in the business or condition, financial or otherwise, operations or prospects of the Company; (ii) to the Company's knowledge, neither the business, condition or operations of the Company nor any of its properties or assets have been materially adversely affected as the result of any legislative or regulatory change, any revocation or change in any franchise, permit, license, or right to do business, or any other event or occurrence, whether or not insured against; (iii) except for the closing of the transactions contemplated by the Share Purchase Agreement, dated as of July 17, 1996, among the Company, Electrotech and the other parties thereto, as amended to date, which was approved at a meeting of the shareholders of the Company on October 10, 1996 (the "Share Purchase Agreement"), the Company has not entered into any material transaction other than in the ordinary course of business, made any distribution on its capital stock, or redeemed or repurchased any of its capital stock; and (iv) there has been no lien or encumbrance placed upon any property of the Company.

     3.6. Valid Issuance.  The Notes and Warrants, when executed, issued and
          --------------
          delivered pursuant to the terms of this Agreement, will be duly authorized, validly issued and enforceable in accordance with their respective terms and the terms of this Agreement, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies. The Warrant Shares have been reserved for issuance and, when issued upon the exercise of the Warrants, will be duly authorized, validly issued and outstanding, fully paid, nonassessable and free and clear of all pledges, liens, encumbrances and restrictions, except as set forth in Section 4 or the Charter Documents.

     3.7. Corporate Acts and Proceedings.  This Agreement has been duly
          ------------------------------
          authorized by all necessary corporate action on behalf of the Company, has been duly executed and delivered by authorized officers of the Company, is a valid and binding agreement on the part of the Company and is enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies. All corporate actions necessary to the authorization, creation, issuance and delivery of the Notes, the Warrants and the Warrant Shares and reservation of the Warrant Shares contemplated hereunder have been taken by the Company.

     3.8. Tax Returns and Audits. The Company has prepared and timely filed all
          ----------------------
          federal, state and other tax returns required by law to be filed, has paid or made provision for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been made and are reflected in the Financial Statements to the extent required by generally accepted accounting principles for all current taxes and other charges to which the Company is subject and which are not currently due and payable. None of the income tax returns of the Company have been audited by the Internal Revenue Service or the state taxing authority in such a manner to bring such audit to the attention of the Company. The Company does not know of any additional assessments or adjustments pending or threatened against the Company or its assets for any period, nor of any basis for any such assessment or adjustment, which would have a Material Adverse Effect.

    3.9.  Title to Properties and Encumbrances.  Except with respect to real
          ------------------------------------
          and personal property leased pursuant to lease agreements disclosed in the manner set forth in Section 3.17, the Company has good and marketable title to all of its properties and assets, including all properties and assets used in the conduct of its business, except for property disposed of in the ordinary course of business since the date of the quarterly Financial Statements, which properties and assets are not subject to any mortgage, pledge, lease, lien, charge, security interest, encumbrance or restriction, except (i) those which are shown and described in the Financial Statements or disclosed in Schedule 3.5 or (ii) liens for taxes and assessments or governmental charges or levies not at this time due or in respect of which the validity thereof shall currently be contested in good faith by appropriate proceedings.

    3.10. Condition of Properties.  The plant, offices, equipment, inventory
          -----------------------
          and other assets of the Company have been kept in good condition and repair in the ordinary course of business, and are reasonably fit and suitable for the purposes for which they are being used and conform in all material respects with applicable ordinances, regulations and laws.

    3.11. Litigation; Governmental Proceedings.  There are no legal actions,
          ------------------------------------
          suits, arbitrations or other legal, administrative or governmental proceedings or investigations pending or, to the knowledge of the Company, threatened against the Company, or its properties or business or any executive officer or director of the Company, and neither the Company nor any executive officer or director of the Company is aware of any facts which are probable to result in or form the reasonable basis for any such action, suit or other proceeding. The Company is not in default with respect to any judgment, order or decree of any court or any governmental agency or instrumentality. To the best of its knowledge, the Company has not been threatened with any action or proceeding under any business or zoning ordinance, law or regulation.

    3.12. Compliance with Applicable Laws and Other Instruments.  The
          -----------------------------------------------------
          properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of all governmental authorities. Neither the execution nor delivery of, nor the performance of or compliance with this Agreement, the Notes or the Warrants, nor the consummation of the transactions contemplated hereby or thereby will, with or without the giving of notice or passage of time, result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any asset or property of the Company pursuant to, any agreement or other instrument to which the Company is a party or by which it or any of its properties, assets or rights is bound or affected, and will not violate the Charter Documents. The Company is not in violation of its Charter Documents nor in violation of, or in default under, any lien, indenture, loan or credit agreement, mortgage, lease, agreement, instrument, commitment or arrangement in any material respect. Except for the subordination provisions contained in the Notes, the Company is not subject to any restriction which would prohibit it from entering into, enforcing its rights, including requesting any borrowing, or performing its obligations under this Agreement.

    3.13. Environmental and Safety Laws.  The Company is not, in any material
          -----------------------------
          respect, in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and no material expenditures are or are reasonably anticipated to be required in order to comply with any such existing statute, law or regulation.

    3.14. Securities Laws.  Based in part upon the representations of the
          ---------------
          Investors in Section 4, no consent, authorization, approval, permit or order of or filing with any governmental or regulatory authority is required under current laws and regulations in connection with the execution and delivery of this Agreement or the offer, issuance, sale or delivery of the Notes and the Warrants, other than the filing of a Form D pursuant to Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), and the qualification thereof, if required, under applicable state securities laws which qualification has been or will be effected as a condition of this sale. Under the circumstances contemplated by this Agreement, the offer, issuance, sale and delivery of the Notes and the Warrants will not, under current laws and regulations, require compliance with the prospectus delivery or registration requirements of the Securities Act.

    3.15. Patents and Other Intangible Rights.  Except as set forth in
          -----------------------------------
          Schedule 3.15, the Company (i) owns or has the right to use, free
          -------------
          and clear of all liens, claims and restrictions, all patents, patent applications, trademarks, service marks, trade names, copyrights, trade secrets, licenses and similar rights with respect to the foregoing, necessary for and used in the conduct of its business as now conducted and as proposed to be conducted, to the Company's knowledge, without infringing upon or otherwise acting adversely to the right or claimed right of any person under or with respect to any of the foregoing; (ii) is not contractually or, to the Company's knowledge, otherwise obligated to make any material payments by way of royalties, fees or otherwise to any owner of, licensor of, or other claimant to, any patent, trademark, service mark, trade name, copyright, trade secret or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise; (iii) has not received any notice of conflict with the asserted rights of others with respect to such matters; (iv) to the Company's knowledge, owns or has the unrestricted right to use all trade secrets, including know-how, customer lists, inventions, designs, processes, computer programs and technical data used by the Company in the development, operation and sale of all products and services sold by it, free and clear of any rights, liens or claims of others; and (v) to the Company's knowledge, is not using any confidential information or trade secrets of others.

    3.16.  Capital Stock.
           -------------

          (a) The authorized capital stock of the Company as of the date hereof is correctly set forth in the Financial Statements. All of the outstanding shares of the Company were duly authorized and validly issued and are fully paid and nonassessable.

          (b) There are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities or other agreements or arrangements of any character or nature whatever, other than this Agreement, the Warrants, the Share Purchase Agreement or the Indenture for the 7 1/8% convertible subordinated notes due 2001 in the original principal amount of $86,250,000 (the "Indenture") under which the Company is obligated to issue any securities of any kind representing an ownership interest in the Company or as set forth in Schedule
                                                                    --------
               3.16.  Neither the offer nor the issuance or sale of the Notes
               ----
               and Warrants constitutes an event under any anti-dilution provisions of any securities issued (or issuable pursuant to outstanding rights, warrants or options) by the Company or any agreements with respect to the issuance of securities by the Company, which will either increase the number of shares issuable pursuant to such provisions or decrease the consideration per share to be received by the Company pursuant to such provisions.

          (c) No holder of any securities of the Company is entitled to any preemptive or similar rights to purchase any securities of the Company from the Company.

    3.17. Assets and Contracts.
          --------------------

          (a) The Company has filed with its registration statement pursuant to the Securities Act or pursuant to its periodic filing requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), all material agreements and contracts, has provided a true and complete list of such agreements and contracts to legal counsel for the Investors and has not entered into any material agreements since the date of its most recent filing.

          (b) The Company has in all material respects substantially performed its obligations required to be performed by it to date and is not in default in any material respect under any contracts, agreements, leases, documents, commitments or other arrangements to which it is a party or by which it is otherwise bound. There is not under any of such agreements, any existing material default or event of default or event which, with notice or lapse of time or both, would constitute an event of default by the Company thereunder.

    3.18. Outstanding Debt.  The Company does not have any indebtedness
          ----------------
          incurred as the result of a direct borrowing of money, including, but not limited to, indebtedness with respect to trade accounts, except as set forth in the Financial Statements or pursuant to the Credit Agreement and the Indenture, other than indebtedness incurred in the ordinary course of business. The Company is not in default in the payment of the principal of or interest or premium on any such indebtedness, and no event has occurred or is continuing under the provisions of any instrument, document or agreement evidencing or relating to any such indebtedness which with the lapse of time or the giving of notice, or both, would constitute an event of default by the Company thereunder. The Company is not committed or obligated to make any loan or advance to any person or entity, nor does the Company own any capital stock, securities or other equity, except for the stock of its subsidiaries described in Section 3.3.

    3.19. Accounts Receivable.  To the extent that they exceed the reserves
          -------------------
          for doubtful accounts set forth in the Financial Statements, the accounts receivable reflected therein and all accounts receivable of the Company that have arisen since the September 30, 1996 (except such accounts receivable as have been collected since such date) are valid and enforceable claims, and the goods and services sold and delivered which gave rise to such accounts were sold and delivered in conformity with the applicable purchase orders, agreements and specifications. To the Company's knowledge, such accounts receivable are subject to no valid defense or offsets except routine customer complaints or warranty demands of an immaterial nature.

    3.20. Insurance Coverage.  The Company has in full force policies of
          ------------------
          insurance issued by insurers of recognized responsibility insuring the Company and its properties and business against such losses and risks, and in such amounts, as in the Company's judgment, are acceptable for the nature and extent of such business and its resources. The Company is not in default with respect to any material provision contained in any insurance policy, and has not failed to give any notice or present any material existing claims it has under its insurance policies in a timely fashion.

    3.21. Licenses.  The Company possesses from the appropriate agency,
          --------
          commission, board and government body and authority, whether state, local or federal, all licenses, permits, authorizations, approvals, franchises and rights which (i) are necessary for it to engage in the business currently conducted by it, and (ii) if not possessed by the Company, would have a Material Adverse Effect.

    3.22. Employees.  To the Company's knowledge, except as set forth in
          ---------
          Schedule 3.22, no officer of the Company or employee of the Company
          -------------
          (whose annual compensation is in excess of $80,000) has any present plans to terminate his or her employment with the Company. Each officer and other employee of the Company having access to the confidential and proprietary information of the Company has executed an agreement with the Company regarding confidentiality and proprietary information.

    3.23. Absence of Restrictive Agreements.  To the Company's knowledge, no
          ---------------------------------
          employee of the Company is subject to any secrecy or noncompetition agreement or any agreement or restriction of any kind that would impede in any way the ability of such employee to carry out fully all activities of such employee in furtherance of the business of the Company. To the Company's knowledge, no former employer of any employee of the Company has any claim of any kind whatsoever in respect of any of the patents or other intangible rights of the Company described in Section 3.15 of this Agreement.

    3.24. No Brokers or Finders.  No person, firm or corporation has or will
          ---------------------
          have, as a result of any contractual undertaking by the Company, any right, interest or valid claim against the Company or the Investors for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transaction contemplated by this Agreement. The Company will indemnify and hold the each of the Investors harmless against any and all liability with respect to any such commission, fee or other compensation which may be payable or determined to be payable.

    3.25. Full Disclosure.  The Company has not knowingly withheld from the
          ---------------
          Investors any material facts relating to the assets, business, operations, financial condition or prospects of the Company. No representation or warranty in this Agreement or in any written certificate, schedule, statement or other document prepared by or on behalf of the Company and furnished by the Company to any Investor pursuant hereto or filed by the Company pursuant to the periodic reporting requirements of the Exchange Act, as of the date furnished to the Investor or filed under the Exchange Act, as the case may be, contained any untrue statement of a material fact or omitted to state any material fact required to be stated herein or therein necessary to make the statements herein or therein not misleading.

4.   REPRESENTATIONS OF THE INVESTORS

   Each of the Investors hereby severally represents and warrants to the Company that:

    4.1.  Investment Intent.  The Investor is purchasing the Note and Warrant
          -----------------
          for investment for such Investor's own account and not with the view to, or for resale in connection with, any distribution or public offering thereof. The Investor has no current plan or intention to engage in a sale, exchange, transfer, distribution, redemption, reduction in any way of the Investor's risk of ownership by short sale or otherwise, or other disposition, directly or indirectly of the Note or Warrant pursuant to this Agreement.

    4.2.  Knowledge and Experience.  The Investor has substantial experience
          ------------------------
          in evaluating and investing in private placement transactions of securities in companies similar to the Company and has the knowledge and experience in financial and business matters such that the Investor is capable of evaluating the merits and risks of his investment in the Company and has the capacity to protect his own interests.

    4.3.  Location of Principal Office, Qualification as an Accredited
          ------------------------------------------------------------
          Investor, Etc.  The state of domicile of the Investor is the state
          -------------
          set forth in the Investor's address on Schedule 1. The Investor, by execution of this Agreement, hereby represents that such Investor qualifies as an "accredited investor" for purposes of Regulation D promulgated under the Securities Act. The Investor can bear the loss of the entire investment in the Note without any material adverse effect on such Investor's assets, net worth, business, operations or prospects.

    4.4.  Acts and Proceedings.  This Agreement has been duly authorized by
          --------------------
          all necessary action on the part of the Investor, has been duly executed and delivered by the Investor, and is a valid and binding agreement of the Investor and enforceable against the Investor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditor's rights generally and to judicial limitations on the remedy of specific enforcement and other equitable remedies.

     4.5. Disclosure of Information.  The Investor acknowledges that the
          -------------------------
          Company has made available to the Investor at a reasonable time prior to the execution of this Agreement the opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Note and Warrant and to obtain any additional information (which the Company possesses or can acquire without unreasonable effort or expense) as may be necessary to verify the accuracy of information furnished to the Investor. The foregoing, however, does not limit or modify the representations and warranties of the Company in this Agreement or the right of the Investor to rely thereon. The Investor acknowledges that in making the decision to invest in the Company, Investor is not relying on any person, firm or company, other than the Company and its officers, employees and/or directors.

     4.6. No Brokers or Finders.  No person, firm or corporation has or will
          ---------------------
          have, as a result of any contractual undertaking by the Investor, any right, interest or valid claim against the Investor for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement. The Investor will indemnify and hold the Company harmless against any and all liability with respect to any such commission, fee or other compensation which may be payable or determined to be payable.

     4.7. Restrictions on Resale; Rule 144.  The Investor understands that (i)
          --------------------------------
          none of the Note, the Warrant, nor the Warrant Shares have been registered under the Securities Act or any state securities laws because they are being issued in transactions exempt from such registration requirements, pursuant to Section 4(2) of the Securities Act and applicable state securities laws, and (ii) that the reliance of the Company and others upon these exemptions is predicated in part upon this representation by the Investor. The Investor acknowledges that the Note, the Warrant and the Warrant Shares must be held indefinitely unless subsequently registered under the Securities Act and any applicable state securities act or unless exemptions from such registration are available. The Investor understands that none of the Note, the Warrant nor the Warrant Shares may be transferred or resold without (i) registration under the Securities Act and any applicable state securities laws, or (ii) an exemption from the requirements of the Securities Act and applicable state securities laws. The Investor understands that an exemption from such registration is not presently available pursuant to Rule 144 promulgated under the Securities Act by the Securities and Exchange Commission (the "Commission") and that the Investor may not sell any securities acquired hereunder in full compliance with Rule 144.

     4.8. Public Market.  The Investor understands that no public market now
          -------------
          exists for the Note or the Warrant.

     4.9. Legend; Stop Transfer.  The Notes and Warrants shall bear the
          ---------------------
          following legend:

          "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE BLUE SKY LAWS, AND IS SUBJECT TO CERTAIN INVESTMENT REPRESENTATIONS. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT, AND SUCH APPLICABLE BLUE SKY LAWS OR AN EXEMPTION THEREFROM.

          The Warrant Shares, if and when issued, shall bear a similar legend. In addition, the Company shall make a notation regarding the restrictions on transfer of the Notes, the Warrants and Warrant Shares in its books and the Notes, Warrants and Warrant Shares shall be transferred on the books of the Company only if transferred or sold pursuant to an effective registration statement under the Securities Act covering the securities to be transferred or an opinion of counsel satisfactory to the Company that such registration is not required.

5.   CONDITIONS OF THE INVESTORS' OBLIGATIONS.

     The obligations of the Investors hereunder are subject to the fulfillment or waiver by the Investors prior to or on the Closing Date and each Funding Date of the conditions set forth in this Section.


     5.1. Representations and Warranties.  The representations and warranties
          ------------------------------
          of the Company under this Agreement shall be true in all material respects as of the Closing Date and each Funding Date with the same effect as though made on and as of such date.

     5.2. Compliance with Agreement.  The Company shall have performed and
          -------------------------
          complied with all covenants, agreements or conditions required by this Agreement to be performed and complied with by it prior to or as of the Closing Date and each Funding Date.

     5.3. Certificate of Officers.  The Company shall have delivered to the
          -----------------------
          Investors a certificate, dated as of the Closing Date or the Funding Date, executed by the President and Chief Financial Officer of the Company, certifying to the satisfaction of the conditions specified in Sections 5.1 and 5.2.

     5.4. Supporting Documents.  Legal counsel for the Investors shall have
          --------------------
          received the following:

          (a) as of the Closing Date only, a copy of resolutions of the Board of Directors authorizing and approving the Notes and Warrants and authorizing and approving the execution, delivery and performance of this Agreement, all such resolutions to be certified by the Secretary of the Company;

          (b) a Certificate of Incumbency, dated as of the Closing Date or Funding Date and executed by the Secretary of the Company certifying the names, titles and signatures of the officers authorized to execute this Agreement, the Notes and the Warrants and certifying the Charter Documents of the Company;

          (c) as of the Closing Date only, a legal opinion of Company's counsel, dated the Closing Date and covering such matters typical in transactions of this type as may be reasonably requested by legal counsel for the Investors; and

          (d) such additional supporting documentation and other information as the Investors or legal counsel for the Investors may reasonably request.

     5.5. Qualification under State Securities Laws.  As of the Closing Date,
          -----------------------------------------
          all registrations, qualifications, permits and approvals required under applicable state securities laws for the lawful execution and delivery of this Agreement and the offer, sale, issuance and delivery of the securities to the Investors at the closing shall have been obtained or will be obtained in compliance with such laws.

6.   CONDITIONS OF THE COMPANY'S OBLIGATION

     The obligations of the Company to the Investors under this Agreement are subject to the fulfillment on or before the Closing Date of each of the following conditions:

     6.1. Representations and Warranties.  The representations and warranties
          ------------------------------
          of the Investors contained in Section 4 shall be true and correct on and as of the Closing with the same force and effect as if such representations and warranties had been made on and as of the Closing; and

     6.2. Qualification under State Securities Laws.  All registrations,
          -----------------------------------------
          qualifications, permits and approvals required under applicable state securities laws for the lawful execution and delivery of this Agreement and the offer, sale, issuance and delivery of the securities to the Investors at the closing shall have been obtained or will be obtained in compliance with such laws.

7.   AFFIRMATIVE COVENANTS OF THE COMPANY

     Until the later to occur of the maturity of the Loan and the repayment in full of all amounts due to the Investors under the Notes, the Company covenants and agrees to:

     7.1. Indenture Covenants.  Comply with the obligations and covenants of the
          -------------------
          Company set forth in the Indenture, which obligations and covenants are incorporated in this Agreement by this reference; and

     7.2. Financial Statements.  Deliver to the Investors:
          --------------------

          (a) promptly upon transmission thereof, copies of all publicly available reports, proxy statements, registration statements and notifications filed by the Company with the Securities and Exchange Commission or furnished to stockholders of the Company or to any securities exchange, including, without limitation, filings on Form 10-Q and Form 10-K, and any amendments thereto;

          (b) concurrently with the delivery of the financial statements referred to in Section 7.2(a) above, a certificate of the Chief Executive Officer of the Company stating that the Company has performed and observed each and every covenant contained in this Agreement and the Notes to be performed by it and that no event has occurred and no condition then exists which constitutes an Event of Default, under this Agreement or any other loan agreement or credit agreement of the Company, or would constitute such an Event of Default upon the lapse of time or upon the giving of notice and the lapse of time; or, if any such event has occurred or any such condition exits, specifying the nature thereof; and

          (c) promptly provide to the other Investors copies of any notice of a breach received from an Investor pursuant to Section 9.1 or notice of acceleration under Section 10.1.

8.   REGISTRATION RIGHTS

     8.1. Incidental Registration.  Each time the Company shall determine to
          -----------------------
          proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale for money by the Company of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8 or other limited purpose form), the Company will give written notice of its determination to all record holders of Warrants and Warrant Shares. Upon the written request of a record holder of any Warrants or Warrant Shares given within 30 days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all Warrant Shares, the record holders of which have so requested registration thereof, to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Warrant Shares to be so registered; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration; provided further, however, that if the Company determines not to proceed with a registration after the registration statement has been filed with the Commission and the Company's decision not to proceed is primarily based upon the anticipated public offering price of the securities to be sold by the Company, the Company shall promptly complete the registration for the benefit of those selling security holders who wish to proceed with a public offering of their securities and who bear all expenses incurred by the Company as the result of such registration after the Company has decided not to proceed. If any registration pursuant to this Section shall be underwritten in whole or in part, the Company may require that the Warrant Shares requested for inclusion pursuant to this Section be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Warrant Shares originally covered by a request for registration would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of Warrant Shares to be included in the underwritten public offering may be reduced pro rata among the holders thereof requesting inclusion in such registration. Those Warrant Shares which are thus excluded from the underwritten public offering shall be withheld from the market by the holders thereof for a period, not to exceed 180 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering, provided that the executive officers and directors of the Company shall have agreed to be bound by substantially the same terms and conditions and the restriction shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 (or similar forms promulgated after the date hereof) or a registration relating solely to a transaction pursuant Rule 145 promulgated under the Securities Act on Form S-14 or Form S-15 (or similar forms promulgated after the date hereof).

     8.2. Registration Procedures.  If and whenever the Company is required to
          -----------------------
          effect the registration of Warrant Shares under the Securities Act, the Company will:

          (a) prepare and file with the Commission a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed six months;

          (b) prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed three months;

          (c) furnish to the security holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

          (d) use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating holders may reasonably request within 20 days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

          (e) notify the security holders participating in such registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

          (f) notify such holders promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

          (g) prepare and file with the Commission, promptly upon the request of any such holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such holders (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Warrant Shares by such holder;

          (h) prepare and promptly file with the Commission and promptly notify such holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

          (i) advise such holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and

          (j) not file any amendment or supplement to such registration statement or prospectus to which a majority in interest of such holders shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least two business days prior to the filing thereof, unless in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company form any liabilities under any applicable federal or state law and such filing will not violate applicable law.

     8.3. Expenses.  With respect to each inclusion of Warrant Shares in a
          --------
          registration statement pursuant to Section 8.1, the Company shall bear the following fees, costs and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of counsel and accountants for the selling security holders, underwriting discounts and commissions and transfer taxes for selling security holders and any other expenses incurred by the selling security holders not expressly included above shall be borne by the selling security holders.

     8.4. Indemnification.
          ---------------

          (a) The Company will indemnify and hold harmless each holder of Warrant Shares which are included in a registration statement pursuant to the provisions of this

               Section and any underwriter (as defined in the Securities Act) for such holder and each person, if any, who controls such holder or such underwriter within the meaning of the Securities Act, from and against any and all loss, damage, liability, cost and expense to which such holder or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

          (b) Each holder of Warrant Shares which are included in a registration pursuant to the provisions of this Section severally will indemnity and hold harmless the Company, any controlling person and any underwriter from and against any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by such holder specifically for use in the preparation thereof and only to the extent of proceeds from the sale of Warrant Shares.

          (c) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this Section of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

9.   EVENTS OF DEFAULT

     An "Event of Default" shall occur upon the occurrence of any of the following events:

     9.1. Representations and Warranties.  Any representation or warranty made
          ------------------------------
          by the Company herein shall prove to have been incorrect in any material respect on or as of the date made and remains unremedied for a period of thirty (30) days after an Investor provides the Company with written notice of such breach; provided, however that in the event such breach has not been remedied at the end of such 30-day period, but the Company is diligently working to remedy it, the Company shall have an additional thirty (30) days to remedy such breach;

     9.2. Covenants.  The Company shall default in the observance or
          ---------
          performance of any material covenant or agreement contained in this Agreement and such default shall continue unremedied for a period of the earlier of thirty (30) days from the date an executive officer of the Company has actual knowledge of such default or thirty (30) days after an Investor has provided the Company with written notice of such default; provided, however that in the event such default has not been remedied at the end of such 30-day period, but the Company is diligently working to remedy it, the Company shall have an additional thirty (30) days to remedy such default; or

     9.3. Notes.  An event of default shall occur under the Notes; or
          -----

     9.4. Indenture.  An event of default shall occur under the Indenture.
          ---------

10.  REMEDIES UPON AN EVENT OF DEFAULT.

     Upon the occurrence of an Event of Default, unless such Event of Default shall have been waived or cured prior to the exercise of the remedies set forth in this Section:

     10.1. Acceleration.  Upon the occurrence of an Event of Default, each
           ------------
           Investor shall have the option to declare the principal amount of such Investor's Note, and all accrued but unpaid interest thereon, to be immediately due and payable upon written notice to the Company; provided, however, that payment of such amount shall be subject to the subordination provisions in the Note.

     10.2. Other Remedies.  Each Investor shall have all other remedies at law
           --------------
           or in equity, afforded to holders of debt or otherwise provided for by this Agreement.

11.  MISCELLANEOUS

     11.1. Changes, Waivers, Etc.  Neither this Agreement nor any provision
           ---------------------
           hereof may be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     11.2. Notices.  All notices, requests, consents and other communications
           -------
           required or permitted hereunder shall be in writing and shall be delivered, or mailed first-class postage prepaid, registered or certified mail, as follows:

          (a)  if to the Investors, to the addresses listed on Schedule 1; and

          (b)  if to the Company, to:

               Plasma Materials & Technologies, Inc.
               9255 Deering Avenue
               Chatsworth, California 91311
               Attention:  Chief Financial Officer

           and such notices and other communications shall for all purposes of this Agreement be treated as being effective or having been given if delivered personally, or, if sent by mail, when received. Any party may change its address for such communications by giving notice thereof to the other parties in conformity with this Section.

     11.3. Survival of Representations, Warranties, Agreements, Etc.  All
           --------------------------------------------------------
           representations, warranties, covenants and agreements contained herein or in any certificate delivered pursuant to this Agreement shall survive the execution and delivery of this Agreement or such certificate, as the case may be, any investigation at any time made by the Investors or on their behalf, and the closing of the transactions contemplated by this Agreement. All statements contained in any certificate, instrument or other writing prepared by or on behalf of the Company and delivered by the Company pursuant to this Agreement or in connection with or in contemplation of the transactions herein contemplated shall constitute representations and warranties by the Company hereunder.

     11.4. Successors and Assigns.  The terms and conditions of this Agreement
           ----------------------
           shall inure to the benefit of and be binding upon and be enforceable by the successors and assigns of the parties hereto, including the holder or holders from time to time of any of the Notes, Warrants or Warrant Shares.

     11.5.  Entire Agreement.  This Agreement, the schedules hereto, the
            ----------------
            documents referenced herein and the exhibits thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto and thereto. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

     11.6.  Other Remedies.  Any and all remedies herein expressly conferred
            --------------
            upon a party shall be deemed cumulative with, and not exclusive of, any other remedy conferred hereby or by law on such party, and the exercise of any one remedy shall not preclude the exercise of any other.

     11.7.  Delays or Omissions.  Except as expressly provided herein, no delay
            -------------------
            or omission to exercise any right, power or remedy accruing to any party under this Agreement shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence thereto, or of a similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party hereto of any breach of default under the Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.

     11.8.  Attorneys' Fees.  Should suit be brought to enforce any provision
            ---------------
            of this Agreement, the prevailing party shall be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees to be fixed by the court (including, without limitation, costs, expenses and fees on any appeal). The prevailing party shall be the party entitled to recover its costs of suit, regardless of whether such suit proceeds to final judgment. A party not entitled to recover its costs shall not be entitled to recover attorneys' fees. No sum for attorneys' fees shall be counted in calculating the amount of a judgment for purposes of determining if a party is entitled to recover costs or attorneys' fees.

     11.9.  Payment of Fees and Expenses of the Investors.  The Company agrees
            ---------------------------------------------
            to reimburse the Investors for reasonable legal expenses incurred for one special legal counsel to the Investors, Oppenheimer, Wolff & Donnelly. in connection with the transactions contemplated by this Agreement.

     11.10. Construction of Agreement.  This Agreement has been negotiated by
            -------------------------
            the respective parties hereto and their attorneys and the language hereof shall not be construed for or against any party. A reference in this Agreement to any section shall include a reference to every section the number of which begins with the number of the section to which reference is specifically made (e.g. a reference to Section 11 shall include a reference to

            Section 11.1 through 11.13 inclusive). The titles and headings herein are for reference purposes only and shall not in any manner limit the construction of this Agreement which shall be considered as a whole. A reference to a section means a section of this Agreement, unless the context expressly otherwise requires.

     11.11. Governing Law.  This Agreement shall be governed by and construed
            -------------
            under the laws of the State of California.

     11.12. Counterparts.  This Agreement may be executed concurrently in two
            ------------
            or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     11.13. Severability.  Should any one or more of the provisions of this
            ------------
            Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement, shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

     IN WITNESS WHEREOF, the Company and each of the Investors has caused this Agreement to be executed by its duly authorized representatives in counterpart.


COMPANY:                          PLASMA & MATERIALS TECHNOLOGIES, INC.


                                  By: /s/ John W. LaValle
                                     -------------------------------------------
                                    Its:  VP, CFO, Corp. Secretary
                                        ----------------------------------------


INVESTORS:                        ST. PAUL FIRE AND MARINE INSURANCE COMPANY


                                  By: /s/ Brian D. Jacobs
                                     -------------------------------------------
                                    Its  Authorized Representative
                                       -----------------------------------------

                                  BRENTWOOD ASSOCIATES V, L.P.


                                  By:  Brentwood V Ventures, L.P.
                                  Its:  General Partner


                                  By: /s/ G. Bradford Jones
                                     -------------------------------------------
                                     Its General Partner

                                  SBIC PARTNERS, L.P.,
                                   a Texas limited partnership

                                  By:  Forrest Binkley & Brown L.P.,
                                       a Texas limited partnership

                                       By:  Forrest Binkley & Brown Venture Co.,
                                            a Texas corporation
                                            General Partner


                                            By:  /s/ Jeffrey J. Brown
                                               ---------------------------------
                                               Jeffrey J. Brown
                                               Office of the President

                                  By:  SL-SBIC Partners, L.P.,
                                       a Texas limited partnership

                                       By:  FW-SBIC, Inc.,
                                            a Texas corporation
                                            General Partner


                                            By:  /s/ Peter Sterling
                                               ---------------------------------
                                               Peter Sterling
                                               Chairman



                                  /s/ Bruce Hendry
                                  ----------------------------------------------
                                  BRUCE HENDRY


                                  TONKAWA N.G. PARTNERS


                                  By  /s/ John P. Nagel
                                    --------------------------------------------
                                     John P. Nagel
                                     General Partner

                                  SCHEDULE 1

                       NAMES AND ADDRESSES OF INVESTORS

==============================================================================================
                                                      Maximum Principal          Number of
      Name and Address of Investor                     Amount of Note          Warrant Shares
----------------------------------------------------------------------------------------------
St. Paul Fire and Marine Insurance Company             $1,250,000                  49,020
c/o St. Paul Venture Capital
8500 Normandale Lake Boulevard
Suite 1940
Bloomington, Minnesota 55437
Attention:  Brian Jacobs
----------------------------------------------------------------------------------------------
SBIC Partners, L.P.                                    $1,250,000                  49,020
201 Main Street
Suite 2302
Fort Worth, Texas 76102
----------------------------------------------------------------------------------------------
Brentwood Associates V, L.P.                           $1,250,000                  49,020
c/o Brentwood Associates
11150 Santa Monica Boulevard
Suite 1200
Los Angeles, California 90025
Attention:  Brad Jones
----------------------------------------------------------------------------------------------
Bruce Hendry                                           $1,250,000                  49,020
Summit Investment Corp.
900 Second Avenue South
Suite 500
Minneapolis, Minnesota 55402
----------------------------------------------------------------------------------------------
Tonkawa N.G. Partners                                  $1,250,000                  49,020
c/o Carlson Investment Group
P.O. Box 59159
Minneapolis, Minnesota 55459
Attention:  John Nagel
----------------------------------------------------------------------------------------------
                                          TOTAL:       $6,250,000                 245,100
==============================================================================================

                                   EXHIBIT A

                     FORM OF SUBORDINATED PROMISSORY NOTE


Filed herewith as Exhibit 4.5 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996.

                                   EXHIBIT B

                                FORM OF WARRANT


Filed herewith as Exhibit 4.6 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996.

                                   EXHIBIT C

                              NOTICE OF BORROWING

[Investors]
[Addresses]

Ladies and Gentlemen:

     This Notice of Borrowing is delivered to you pursuant to Section 1.4 of the Note Purchase and Loan Agreement, dated as of December __, 1996 (together will all amendments, if any, from time to time made thereto, the "Note Agreement"), among you and the undersigned. Capitalized terms used without definition herein have the meanings specified in the Note Agreement.

     The undersigned hereby requests that an amount of the Loan equal to $_______ in the aggregate ($_____ from each of the Investors) be made to the undersigned on _________, 199__ ("Funding Date").

     The undersigned hereby represents and warrants to the Investors that as of the date hereof:

     (a)  no Event of Default has occurred and is continuing;

     (b) the representations and warranties of the undersigned set forth in the Note Agreement are true and correct in all material respects as if made on and as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties were true and correct as of such date; and

     (c) the undersigned has complied with each covenant and other agreement set forth in the Note Agreement.

     The undersigned agrees that if prior to the Funding Date any matter certified herein will not be true and correct as of the Funding Date, the undersigned will immediately so notify the Investors. Each matter certified herein shall be deemed to be certified as true and correct on the Funding Date.

     Please deliver the proceeds of the Loan requested in this Notice of Borrowing by wire transfer in accordance with the following instructions:

                      __________________________________
                      __________________________________
                      __________________________________


     The undersigned has caused this Notice of Borrowing to be executed and delivered by its duly authorized officer as of this ___ day of ___________, 199__.

                                  PLASMA MATERIALS & TECHNOLOGIES, INC.

                                  By:___________________________________________
                                     Its:_______________________________________